Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated June 15, 2018
to the
Statement of Additional Information ("SAI")
dated February 28, 2018

The Tocqueville Fund (the "Tocqueville Fund")
The Tocqueville Opportunity Fund (the "Opportunity Fund")
The Tocqueville International Value Fund (the "International Value Fund")
The Tocqueville Gold Fund (the "Gold Fund")
The Delafield Fund (the "Delafield Fund")
The Tocqueville Select Fund (the "Select Fund")

each a series of the Tocqueville Trust (the "Trust")

The purpose of this supplement is to inform investors that effective as of June 14, 2018, Mr. Stephen Yevak has replaced Ms. Elizabeth Bosco as the Trust's Anti-Money Laundering Compliance Officer.  Therefore, effective immediately, the eighth line and the corresponding information in the adjacent columns of the first table under the section "Management of the Funds" are revised and replaced with the following:

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Stephan Yevak Year of Birth: 1959	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2018
Deputy Chief Compliance Officer, Tocqueville Securities, L.P. (August 2011 to present); Deputy Chief Compliance Officer, Tocqueville Asset Management (August 2011 to present). Anti-Money Laundering Compliance Officer to both entities (March 2018 to present)
				N/A	N/A

Please retain this Supplement with your Statement of Additional Information for reference.